UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2008
JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-28761 (Commission File Number)	88-0380546 (I.R.S. Employer Identification)
6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE
INDEX TO EXHIBITS
EX-10.1: YA GLOBAL INVESTMENTS, L.P. LETTER AGREEMENT AMENDMENT

Item 1.01	Entry into a Material Definitive Agreement
     On January 31, 2008, JAG Media Holdings, Inc. (“Jag Media”) entered into a letter agreement (the “Letter Agreement”) with YA Global Investments, L.P., formerly Cornell Capital Partners, LP (“YA Global”),amending the terms and conditions of the previously disclosed Debentures, Warrants and other related documents between YA Global and Jag Media. The Letter Agreement, among other provisions, amended the remaining Warrants’ exercise price and exercise dates. Under such Letter Agreement, the Warrants’ exercise price is 88% of the average of the Volume Weighted Average Price of JAG Media’s common stock, par value $0.00001 per share (“Common Stock”) during the 30 trading days prior to their respective Exercise Restriction Dates. The Exercise Restriction Date, which is the date after which a Warrant may be exercised, is different for each Warrant, but for the first Warrant, known as CCP-1, which currently covers 1,300,000 shares of Common Stock, it is 30 trading days following the closing of the proposed merger between JAG Media and Cryptometrics, Inc.
     JAG Media and YA Global subsequently amended the Letter Agreement by a new letter agreement dated March 11, 2008 (the “Letter Agreement Amendment”) to exclude the first Warrant from the Letter Agreement. Accordingly, pursuant to the Letter Agreement Amendment, Warrant CCP-1 currently covering 1,300,000 shares of Common Stock may be exercised at any time and is exercisable at its original exercise price of $0.40 per share of Common Stock.
     The Letter Agreement remains unchanged with respect to the Warrant Exercise Price and Exercise Restriction Date of the other remaining warrants.
     The Letter Agreement Amendment also extended the date by which the Letter Agreement’s amendment of the other four Warrants terminates, if the proposed merger of JAG Media and Cryptometrics, Inc. has not occurred, from February 27, 2008 to March 31, 2008.
     The foregoing description of the Letter Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Letter Agreement Amendment, dated March 11, 2008, between JAG Media Holdings, Inc. and YA Global Investments, L.P.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: March 12, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement Amendment, dated as of March 11, 2008 between JAG Media Holdings, Inc. and YA Global Investments, L.P.